EXHIBIT 99.1
Recursion Bolsters Board of Directors with Former FDA Principal Deputy Commissioner Dr. Namandjé Bumpus and Mammoth Biosciences COO and CFO Elaine Sun

Dr. Bumpus brings deep experience in scientific innovation and regulatory strategy, while Elaine Sun adds extensive leadership in life sciences finance and corporate strategy.

SALT LAKE CITY, Mar 18, 2025 (GLOBE NEWSWIRE) -- Recursion (NASDAQ: RXRX), a leading clinical stage TechBio company decoding biology to radically improve lives, today announced that Namandjé Bumpus, Ph.D, and Elaine Sun have been appointed to Recursion’s Board of Directors, effective as of March 15th.

“I am delighted to welcome Elaine and Namandjé to Recursion’s board,” said Chris Gibson, Ph.D., Recursion Co-Founder and CEO. “As the company continues to grow its clinical pipeline and enhance its platform, our new board members’ scientific, clinical, business and financial expertise will be an incredible resource in support of our continued success.”

Dr. Namandjé N. Bumpus served as the FDA’s Principal Deputy Commissioner until December 31, 2024, after joining the agency in August 2022 as Chief Scientist. As Principal Deputy Commissioner she played a pivotal role in shaping the agency’s strategic direction and driving its day-to-day operations. She worked closely with the FDA Commissioner to spearhead key public health initiatives, strengthening regulatory frameworks, modernizing enterprise systems, and enhancing laboratory testing capabilities. She was also one of the foremost drivers of strategy for integration of AI into regulatory science at the agency. Prior to the FDA, Dr. Bumpus was an endowed professor and chair of the Department of Pharmacology and Molecular Sciences at Johns Hopkins University School of Medicine, where she also served as an associate dean. She earned a Ph.D. in pharmacology from the University of Michigan and completed a postdoctoral fellowship at The Scripps Research Institute. Her prior research has spanned across drug metabolism, drug-induced toxicity, mass spectrometry, and infectious disease pharmacology. Dr. Bumpus has received several honors, including the Presidential Early Career Award, the John J. Abel Award, and the Leon I. Goldberg Award, and is a fellow of the American Association for the Advancement of Science and a member of the National Academy of Medicine.
"I’m proud to join Recursion’s board and contribute to its innovative approach to drug discovery and development,” said Dr. Bumpus, “I look forward to bringing the full scope of my experience as a scientist and a leader to help guide the company’s scientific approach and advance its impact on patients’ lives."

Elaine Sun is a 30-year life sciences and financial industry veteran with a track record of building and creating value for early- to late-stage biopharmaceutical companies. She is currently the Chief Operating Officer and Chief Financial Officer at Mammoth Biosciences, an in vivo gene editing therapeutics company co-founded by Nobel laureate and CRISPR pioneer Jennifer Doudna. She previously was SVP and CFO at Halozyme Therapeutics, a commercial-stage biotechnology company, and served as CFO and Chief Strategy Officer at SutroVax (now

Vaxcyte), a developer of innovative vaccines. Earlier in her career, she advised pharmaceutical, biotechnology and medical device companies on M&A and financing transactions valued in excess of $50 billion, including as Managing Director at Evercore Partners and Merrill Lynch. Ms. Sun currently serves on the Board of Dynavax Technologies (NASDAQ:DVAX), a commercial-stage vaccines company as well as Asher Biotherapeutics, a clinical-stage precision oncology company, and holds a BA from Wellesley College and an MBA from Harvard Business School.
"I am excited to support Recursion’s commitment to merging rigorous science with cutting-edge technology to accelerate drug discovery and development and reshape the industry,” said Ms. Sun, “It is truly inspiring, and I look forward to helping Recursion scale its impact and bring new, life-changing therapies to the market."

Rob Hershberg, MD/Ph.D., Recursion’s Chairman, added, “I am delighted to have such phenomenal additions to our Board at such an exciting time for Recursion. I speak for the entire Board when I say we are thrilled to strengthen the company's strategic leadership with these outstanding additions. Welcome Namandjé and Elaine!”

To learn more about Recursion’s Board of Directors, please visit: https://www.recursion.com/team

About Recursion

Recursion (NASDAQ: RXRX) is a clinical stage TechBio company leading the space by decoding biology to radically improve lives. Enabling its mission is the Recursion OS, a platform built across diverse technologies that continuously generate one of the world’s largest proprietary biological and chemical datasets. Recursion leverages sophisticated machine-learning algorithms to distill from its dataset a collection of trillions of searchable relationships across biology and chemistry unconstrained by human bias. By commanding massive experimental scale — up to millions of wet lab experiments weekly — and massive computational scale — owning and operating one of the most powerful supercomputers in the world, Recursion is uniting technology, biology and chemistry to advance the future of medicine.

Recursion is headquartered in Salt Lake City, where it is a founding member of BioHive, the Utah life sciences industry collective. Recursion also has offices in Toronto, Montréal, New York, London, Oxford area, and the San Francisco Bay area. Learn more at recursion.com, or connect on X (formerly Twitter) and LinkedIn.

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Forward-Looking Statements
This document contains information that includes or is based upon "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995, including, without limitation, those regarding Recursion’s growth; Recursion’s leadership of the TechBio space; early and late stage discovery, preclinical, and clinical programs; licenses and collaborations; prospective products and their potential future indications and market opportunities; Recursion OS and other technologies; business and financial plans and performance; and all other statements that are not historical facts. Forward-looking statements may or may not include identifying words such as “plan,” “will,” “expect,” “anticipate,” “intend,” “believe,” “potential,” “continue,” and similar terms. These statements are subject to known or unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements, including but not limited to: challenges inherent in pharmaceutical research and development, including the timing and results of preclinical and clinical programs, where the risk of failure is high and failure can occur at any stage prior to or after regulatory approval due to lack of sufficient efficacy, safety considerations, or other factors; our ability to leverage and enhance our drug discovery platform; our ability to obtain financing for development activities and other corporate purposes; the success of our collaboration activities; our ability to obtain regulatory approval of, and ultimately commercialize, drug candidates; our ability to obtain, maintain, and enforce intellectual property protections; cyberattacks or other disruptions to our technology systems; our ability to attract, motivate, and retain key employees and manage our growth; inflation and other macroeconomic issues; and other risks and uncertainties such as those described under the heading “Risk Factors” in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2024. All forward-looking statements are based on management’s current estimates, projections, and assumptions, and Recursion undertakes no obligation to correct or update any such statements, whether as a result of new information, future developments, or otherwise, except to the extent required by applicable law.